MARSHFIELD CONCENTRATED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

COMMON STOCKS - 77.9%	Shares	Value
Consumer Discretionary - 26.4%
Diversified Consumer Services - 2.3%
Strategic Education, Inc.	23,218	$3,938,470

Hotels, Restaurants & Leisure - 5.4%
Chipotle Mexican Grill, Inc. (a)	8,946	8,980,979

Household Durables - 2.0%
NVR, Inc. (a)	1,053	3,392,355

Specialty Retail - 16.7%
AutoZone, Inc. (a)	9,740	11,180,156
O'Reilly Automotive, Inc. (a)	16,734	6,982,094
Ross Stores, Inc.	85,985	8,337,106
TJX Companies, Inc. (The)	27,016	1,425,364
		27,924,720
Financials - 18.3%
Capital Markets - 12.2%
Goldman Sachs Group, Inc. (The)	40,015	7,862,547
Moody's Corporation	47,261	12,638,064
		20,500,611
Insurance - 6.1%
Arch Capital Group Ltd. (a)	361,543	10,202,744

Health Care - 0.6%
Life Sciences Tools & Services - 0.6%
Waters Corporation (a)	4,746	948,488

Industrials - 21.6%
Air Freight & Logistics - 3.9%
Expeditors International of Washington, Inc.	86,328	6,592,869

Machinery - 10.1%
Cummins, Inc.	54,332	9,214,707
Deere & Company	50,735	7,717,808
		16,932,515

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 77.9% (Continued)	Shares	Value
Industrials - 21.6% (Continued)
Road & Rail - 2.4%
Union Pacific Corporation	23,654	$4,017,869

Trading Companies & Distributors - 5.2%
Fastenal Company	210,033	8,665,962

Information Technology - 11.0%
IT Services - 11.0%
Mastercard, Inc. - Class A	31,675	9,530,691
Visa, Inc. - Class A	46,115	9,003,492
		18,534,183

Total Common Stocks (Cost $114,219,365)		$130,631,765

MONEY MARKET FUNDS - 21.8%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 0.10% (b)	17,119,994	$17,119,994
Vanguard Treasury Money Market Fund, 0.18% (b)	19,359,767	19,359,767
Total Money Market Funds (Cost $36,479,761)		$36,479,761

Investments at Value - 99.7% (Cost $150,699,126)		$167,111,526

Other Assets in Excess of Liabilities - 0.3%		546,571

Net Assets - 100.0%		$167,658,097

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of May 31, 2020.

See accompanying notes to Schedule of Investments.

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

NOTES TO SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

1.	Securities Valuation

Marshfield Concentrated Opportunity Fund (the “Fund”) values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$130,631,765	$-	$-	$130,631,765
Money Market Funds	36,479,761	-	-	36,479,761
Total	$167,111,526	$-	$-	$167,111,526

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended May 31, 2020.

2.	Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.	Federal Income Tax

The following information is computed on a tax basis for each item as of May 31, 2020:

Tax cost of portfolio investments	$150,703,301
Gross unrealized appreciation	$20,821,855
Gross unrealized depreciation	(4,413,630)
Net unrealized appreciation	$16,408,225

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

4.	Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2020, the Fund had 26.4% of the value of its net assets invested in stocks within the Consumer Discretionary sector.